UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 20, 2004

PIXELWORKS, INC.

(Exact name of registrant as specified in its charter)

OREGON	000-30269	91-1761992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8100 SW Nyberg Road
Tualatin, Oregon 97062
(503) 454-1750

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

PIXELWORKS, INC. AND SUBSIDIARIES

Item 7.            FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits.

99.1         Press Release issued by Pixelworks, Inc. dated July 20, 2004

Item 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 20, 2004, Pixelworks, Inc. (the “Company”) issued a press release announcing its financial results for the three and six months ended June 30, 2004.  The press release contains forward-looking statements regarding the Company, and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

The press release issued July 20, 2004 is furnished herewith as Exhibit No. 99.1 to this Report, and shall not be deemed filed for purposes of Section 18 of the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PIXELWORKS, INC.
(Registrant)

By	/s/ Jeffrey B. Bouchard

Date:  July 20, 2004

Jeffrey B. Bouchard

Vice President, Finance and Chief Financial Officer